Exhibit 10.1
PORTIONS HEREIN IDENTIFIED BY [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT TO THE
SUPPLY AND MANUFACTURING SERVICES AGREEMENT
This amendment (“Second Amendment”) to the Supply and Manufacturing Services Agreement (“Agreement”) entered into on March 31, 2023 between Amicus Therapeutics, Inc. having a place of business at 47 Hulfish Street, Princeton, New Jersey 08542 (formerly 3675 Market Street, Philadelphia, PA 19104) (“AMICUS”) and WuXi Biologics (Hong Kong) Limited having a place of business at Flat/RM826, 8/F Ocean Centre Harbour City, 5 Canton Road TST, Hong Kong, WuXi Biologics Ireland Limited having a place of business at Mullagharlin, Dundalk, Co Louth A91 X56F, Ireland and WuXi Biologics Germany GmbH having a place of business at Chempark Leverkusen, Building D 201, Tor 133, 51368 Leverkusen Germany (collectively “WUXI BIOLOGICS”) is effective as January 1, 2025.

The Parties previously agreed to amend the Agreement through the First Amendment to the Supply and Manufacturing Services Agreement, dated June 30, 2024 (the (“First Amendment”). The purpose of the Second Amendment is to update the applicable pricing in the Agreement in accordance with Section 4.3 Price Changes with an Effective Date of 1 January 2025. In addition, the Second Amendment reflects the intention of both Parties to change the applicable currency from U.S. Dollars to Euros with respect to WuXi Biologics Ireland Limited and WuXi Biologics Germany GmbH. In consideration of the promises and the mutual agreements and covenants contained herein, the Parties hereby agree to amend the Agreement as follows:

Replace Section 1.25 with the following:
“ “Price” means the price charged by WUXI BIOLOGICS in U.S. Dollars or Euros, as applicable, to Deliver to AMICUS a Batch of API or Unit of Product which equals [***] in addition to [***] set forth in Table 2 of Appendix D. Subject to Section 4.6, [***].”

Replace Section 3.7.4 with the following:
“3.7.4    After AMICUS has determined that the engineering Batches were satisfactorily completed (consent not to be unreasonably withheld), WUXI BIOLOGICS shall commence [***] PPQ Batches in MFG 6.2 as per Amicus request which shall be exclusively used for AMICUS and no other customers during [***] as specified in Appendix J, after which AMICUS will be bound to proceed with Sections 3.7.5- 3.7.16, [***].”

Replace Section 3.7.5 with the following:
“3.7.5    After AMICUS has determined that the PPQ Batches were successful (i.e., the process indicators and product quality are within the acceptance criteria as pre-defined in the PPQ protocol) (consent not to be unreasonably withheld), WUXI BIOLOGICS shall invoice AMICUS [***].”

Replace Section 3.7.7 with the following:
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Exhibit 10.1
“3.7.7    The Suite Reservation Fee of [***] for the Exclusive Use Period (which will commence in accordance with Appendix J) shall satisfy the Service Fees for manufacturing [***].”

Replace Section 3.7.8 with the following:
“3.7.8 The Suite Reservation Fee shall be invoiced [***] and no earlier than Delivery of each Batch, [***].”

Replace Section 3.7.9 with the following:
“3.7.9 [***].”

Amend Section 4.3 by adding the following sentence to the end of the section:
“Notwithstanding Section 11.8, the Parties explicitly agree that price changes to Service Fees as set forth in this section [***].”

Replace Section 4.5 with the following:
“4.5 Payment Terms. The Parties shall make all payments required under this Agreement by wire transfer in United States dollars or in Euros according to Appendix E – Price and Section 3.7 as applicable, to a bank account designated in writing by the other Party. A late fee of [***] will be due and payable by AMICUS to WUXI BIOLOGICS with such late payment.”

Replace Appendix E – Price with the following:

Appendix E – Price

[***]
Except as amended by the First Amendment and the Second Amendment, the Agreement shall continue in full force and effect pursuant to its terms. In the event of a conflict between a term or condition of the Agreement or the First Amendment and the term or condition of this Second Amendment, this Second Amendment shall govern.
This Second Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and execution shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Party. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Second Amendment.

Exhibit 10.1
IN WITNESS WHEREOF, the Parties hereto have executed this Second Amendment by their respective officers thereunto duly authorized.

For and behalf of Amicus Therapeutics, Inc. /s/Simon Harford . Signature Name Simon Harford Position Chief Financial Officer Date April 8, 2025
For and behalf of WuXi Biologics (Hong Kong) Limited

/s/ Zhisheng Chen .
Signature
Name     Zhisheng Chen
Position Director
Date     April 3, 2025

For and behalf of WuXi Biologics Ireland Limited

/s/ Zhisheng Chen .
Signature
Name     Zhisheng Chen
Position Director
Date     April 3, 2025

For and behalf of WuXi Biologics Germany GmbH

/s/ Zhisheng Chen .
Signature
Name     Zhisheng Chen
Position Director
Date     April 3, 2025

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